EXHIBIT 10.2(o)

TWELFTH AMENDMENT TO AMENDED AND RESTATED

REVOLVING AND TERM LOAN AGREEMENT

THIS TWELFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING AND TERM LOAN AGREEMENT (this "Amendment"), made and effective as of the 22nd day of February, 2008, is by and among CAVALIER HOMES, INC., a Delaware corporation, CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company, CAVALIER REAL ESTATE CO., INC., a Delaware corporation, QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company, CIS FINANCIAL SERVICES, INC., an Alabama corporation f/k/a "Cavalier Acceptance Corporation", and RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), and FIRST COMMERCIAL BANK, an Alabama state banking corporation (the "Lender").

RECITALS:

A.           The Lender and the Borrowers, either by original execution or subsequent assumption, are parties to that certain Amended and Restated Revolving and Term Loan Agreement dated as of March 31, 2000, as amended by that certain First Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of September 29, 2000, as further amended by that certain Second Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of May 4, 2001, as further amended by that certain Third Amendment to Amended and Restated Revolving and Term Loan Agreement entered into during June 2002, as further amended by that certain Fourth Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of October 25, 2002, and as further amended by that certain Fifth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of August 6, 2003, Sixth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of October 26, 2004, Seventh Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of October 25, 2005, Eighth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of December 6, 2005, and Ninth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of May 23, 2006, and Tenth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of February 21, 2007, and Eleventh Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of June 26, 2007, (as heretofore amended, the "Loan Agreement").  On December 19, 2007, The Home Place, LLC was dissolved, and on December 20, 2007, BRC Components, Inc. was dissolved.  Each were heretofore “Borrowers” under the Loan Agreement.  The assets of each were distributed to other Borrowers and they are accordingly no longer “Borrowers” hereunder.  On December 14, 2007, Cavalier Properties, Inc., merged with and into Cavalier Real Estate Co., Inc., with Cavalier Real Estate Co., Inc. as the surviving corporation.  Unless otherwise defined herein or unless the context shall expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Loan Agreement.

B.           The Lender and the Borrowers have agreed to amend the Loan Agreement to alter the maximum principal amount of the Revolving Loan and to make certain other revisions, all as herein set forth.

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NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree, each with the other, as follows:

1.           The Loan Agreement is hereby amended by changing the definition of “Borrowing Base” in Schedule I to read in its entirety as follows:

“Borrowing Base” means a principal amount equal to the lesser of (i) $17,500,000 or (ii) the Adjusted Collateral Loan Value.  The “Adjusted Collateral Loan Value means the Collateral Loan Value reduced by (i) Lender’s outstanding liability with respect to any Letters of Credit and (ii) the sum of $2,500,000.

2.           The Loan Agreement is hereby amended by changing the definition of “Collateral Loan Value” in Schedule I to read in its entirety as follows:

"Collateral Loan Value" means a principal amount equal to the sum of eighty percent (80%) of the value of Eligible Accounts and the lesser of (i) the Inventory Cap and (ii) fifty percent (50%) of the value of Eligible Inventory consisting of finished goods and forty percent (40%) of Eligible Inventory consisting of raw materials; all as determined by Lender from time to time in accordance with the Agreement.

3.           The Loan Agreement is hereby amended by changing the definition of “Eligible Inventory” in Schedule I to read in its entirety as follows:

"Eligible Inventory" shall mean the Inventory of the Borrowers consisting of raw materials and finished goods valued at the lesser of cost or current market value, all of which Inventory is, at any given time, (a) not damaged or defective in any way; (b) not sold or segregated for sale and reflected as an Account of any Borrower; (c) not consigned Inventory; (d) not inventory-in-transit or located in a place other than at the locations listed in Exhibit H; (e) not constituting packaging materials and supplies; (f) not Inventory evidenced by negotiable warehouse receipts or by non-negotiable warehouse receipts or documents of title which have not been issued in the name of Lender; (g) not subject to a document of title such as a warehouse receipt or bill of lading; (h) not work-in-process Inventory; (i) not subject to any lien in favor of any Person other than Lender, and (j) not Inventory otherwise deemed ineligible by Lender in its sole discretion.

4.           The Loan Agreement is hereby amended by changing the definition of “Loan Termination Date” in Schedule I to read in its entirety as follows:

"Loan Termination Date" means (i) with respect to the Revolving Loan, the earlier of (A) April 15, 2009 or (B) the date at which the maturity of the Revolving Note may be accelerated pursuant to Section 9.2 of the Agreement; and (ii) with respect to any Term Loan, the earlier of (A) the maturity date of the applicable Term Note or (B) the date to which the maturity of the applicable Term Note may be accelerated pursuant to Section 9.2 of the Agreement.

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5.           The Loan Agreement is hereby amended by changing the definition of “Revolving Loan Commitment” in Schedule I to read in its entirety as follows:

“Revolving Loan Commitment” means the Lender’s commitment to lend to Borrowers up to the sum of $17,500,000,000 in principal amount outstanding from time to time pursuant to Article II of the Agreement, and subject to the terms of the Agreement; provided that under no circumstances shall the Revolving Loan Commitment at any time exceed the Borrowing Base.

6.           The Loan Agreement is hereby amended by changing the definition of “Revolving Loan Rate” in Schedule I to read in its entirety as follows:

"Revolving Rate" means a variable per annum rate of interest determined as follows: (i) if the Consolidated Tangible Net Worth of the Borrowers is greater than $62,000,000, then the Revolving Rate shall be equal to the Prime Rate minus one-half percent (.5%); (ii) if the Consolidated Tangible Net Worth of the Borrowers is greater than $56,500,000 but less than or equal to $62,000,000, then the Revolving Rate shall be equal to the Prime Rate; (iii) if the Consolidated Tangible Net Worth of the Borrowers is greater $38,000,000 but less than or equal to $56,500,000, then the Revolving Rate shall be equal to the Prime Rate plus three-quarters percent (0.75%); and (iv) if the Consolidated Tangible Net Worth of the Borrowers is equal to or less than $38,000,000, then the Revolving Rate shall be equal to the Prime Rate plus one and one-quarter percent (1.25%).  The Revolving Rate will change to reflect any change in the Prime Rate, as and when the Prime Rate changes.

7.           Schedule I of the Loan Agreement is hereby amended by adding the following definition of “Adjusted Net Earnings”:

“Adjusted Net Earnings” shall mean with respect to any fiscal period, means the net earnings (or loss) after provision for income taxes for such fiscal period of Borrower.

8.            Schedule I of the Loan Agreement is hereby amended by adding the following definition of “Inventory Cap”:

“Inventory Cap” shall mean the sum of $8,000,000, said sum being the maximum amount of Eligible Inventory that can be counted in the Borrower Base.

9.           The definitions of Special Receivables and Temporary Advance Period in Schedule I of the Loan Agreement are hereby deleted.

10.           Section 2.9 of the Loan Agreement is hereby amended by adding the following subsection “D”:

(D)           Notwithstanding the foregoing, the total aggregate principal amount of Letters of Credit outstanding at any time shall not exceed $6,500,000.

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11.           Section 7.3(A) of the Loan Agreement is hereby amended to read in its entirety as follows:

7.3           Financial Covenants.

(A)           Cavalier Homes will maintain at all times:

(1)           A ratio of Current Assets to Current Liabilities of not less than 1.1 to 1.0.

(2)           A ratio of Consolidated Liabilities to Consolidated Tangible Net Worth of not more than 1.5 to 1.0.

(3)           A ratio of Consolidated Cash Flow (measured on an historical basis) to Debt Service of not less than 1.35 to 1.00 in each fiscal year.

(4)           Consolidated Adjusted Net Earnings in each fiscal year of at least $100,000.

(5)           Minimum cash and cash equivalents of $5,000,000.

12.           Pursuant to the terms of the Real Property Security Documents, the sale of any of the Real Estate Collateral requires payment in full of the indebtedness secured thereby.  Borrower and Lender agree that during such time as no Event of Default has occurred and is continuing and notwithstanding such provisions, Borrower shall be entitled to sell any of said collateral provided it gives Lender thirty (30) days’ notice of the proposed sale and Lender receives at least 75% of the gross proceeds of the sale for application to the principal balance of Real Estate Loan.

13.           Each of the parties hereto consents to the removal of BRC Components, Inc., The Home Place, LLC, and Cavalier Properties, Inc., as Borrowers hereunder.

14.           Contemporaneously herewith, Borrower is executing in favor of Bank a renewal Revolving Promissory Note, which Note will hereafter evidence the indebtedness represented by the Revolving Loan as provided in the Loan Agreement.

15.           As a condition to the effectiveness of this Amendment: (i) Borrower shall pay directly or reimburse Lender for all fees, expenses and out-out-pocket costs incurred by the Lender, any and all filing fees, recording fees or taxes, documentary stamp or intangibles taxes, and reasonable expenses and fees of Lender's legal counsel, incurred in connection with the preparation, amendment, modification or enforcement of this Amendment and all other documents executed and delivered in connection herewith; (ii) Borrower shall execute and deliver to Lender all further documents and perform all other acts which Lender reasonably deems necessary or appropriate to perfect or protect its security for the Obligations; and (iii) Borrower shall have delivered to Lender such other documentation, if any, as may be requested by Lender to satisfy Lender that this Amendment, and all other documents and instruments executed by Borrower in connection with this Amendment or in furtherance hereof, have each been duly authorized, executed and delivered on behalf of Borrower, and constitute valid and

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binding obligations of Borrower.  In addition to the fees outlined in the foregoing sentence, upon execution of this Amendment, Borrower shall pay to Bank a facility fee of $43,750.00, which shall be deemed fully earned at the execution of this Amendment and shall not be subject to rebate except as may be required by any Applicable Law.

16.           Except as otherwise expressly set forth in this Amendment, all Collateral described in any agreement providing security for any Obligation of the Borrowers, or any of them, shall remain subject to the liens, pledges, security interests and assignments of any such agreements as security for the Obligations, and all other indebtedness described therein; nothing contained in this Amendment shall be construed to constitute a novation of any of the indebtedness evidenced by the Notes, as amended, or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of any of the indebtedness evidenced by the Notes, as amended; (b) the liens, pledges, security interests, assignments and conveyances effected by the Loan Agreement, the Security Documents and any other agreement securing any of the Notes, as amended, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other Person that may now or hereafter be liable under or on account of any of the Notes, as amended, or any agreement securing any or all of the Notes, as amended; or (d) any other security or instrument now or hereafter held by Lender as security for or as evidence of any of the above-described indebtedness. Without in any way limiting the foregoing, each Borrower acknowledges and agrees that the indebtedness evidenced by each of the Notes is and shall remain secured by the Collateral described in the Loan Agreement and in the Security Documents.

17.           Borrowers, jointly and severally, hereby represent and warrant to Lender that (i) the officers of each Borrower executing this Amendment have been duly authorized to do so and such Amendment and the Loan Agreement are valid and binding upon each Borrower which is a party thereto in every respect, enforceable in accordance with their terms, (ii) each and every representation and warranty set forth in Article VI of the Loan Agreement is true and correct as of the date hereof, (iii) no Event of Default, nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, and (iv) as of the date hereof, it has no defenses or offsets with respect to the Obligations, as herein modified.

18.           Unless otherwise expressly modified or amended hereby, all terms and conditions of the Loan Agreement as heretofore amended shall remain in full force and effect, and the same, as amended hereby, are hereby ratified and confirmed in all respects.  This Amendment shall inure to and be binding upon and enforceable by Borrowers and Lender and their respective successors and assigns.  This Amendment may be executed in one or more counterparts, each of which when executed and delivered shall constitute an original. All such counterparts shall together be deemed to be one and the same instrument. The parties agree that any facsimile signature of any party on any counterpart original of this Amendment shall be deemed to be an original signature of such party for all purposes and shall fully bind the party whose facsimile signature appears on the counterpart original.  Time is of the essence in the performance of each and every term, covenant, condition and agreement set forth herein.

[No further text this page; Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be properly executed and delivered as of the day and year first above written.

BORROWERS:

CAVALIER HOMES, INC., a Delaware corporation

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	Vice President

CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	President

CAVALIER REAL ESTATE CO., INC., a Delaware corporation

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	President

QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	Vice President

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CIS FINANCIAL SERVICES, INC., an Alabama corporation

By:	/s/ HEATHER L. YORK
Print Name:	Heather L. York
Title:	Secretary

RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	Managing Member

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LENDER:

FIRST COMMERCIAL BANK, an Alabama banking corporation

By:	/s/ JAMES W. BRUNSTAD
Print Name:	James W. Brunstad
Title:	Senior Vice President

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